Cane Alternative Strategies Fund

a series of Northern Lights Fund Trust III

Class A CDMAX

Class C CDMCX

Class I CDMIX

Supplement dated July 24, 2018,
to the Prospectus dated November 1, 2017

The Board of Trustees of Northern Lights Fund Trust III and Cane Capital Management, LLC have concluded that it is in the best interests of the Cane Alternative Strategies Fund (the “Fund”) and its shareholders that the Fund liquidate its holdings. It has been determined to liquidate the Fund and redeem all outstanding shares on or about August 15, 2018 (“Redemption Date”).

Effective immediately, the Fund will not accept any new investments, will no longer pursue its stated investment objective, and will begin liquidating its portfolio over the course of the month up and through the Redemption Date until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless shareholders have previously requested payment in cash.

Prior to or on the Redemption Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax adviser about your particular situation.